Exhibit 10.3

THIS AGREEMENT is made on 1 March, 1996 BETWEEN:

(1)  TEMPLETON RUSSIAN AND EASTERN EUROPEAN DEBT FUND having  its
     Registered Office at 13 Rue Goethe, L-1637 Luxembourg, Grand-Duchy of Luxembourg (hereinafter called "the Company") of the first part,

     and

(2) TEMPLETON INVESTMENT MANAGEMENT LIMITED, incorporated under the Companies Acts and having its Registered Office at Plumtree Court, London EC4A 4HT (hereinafter called "TIML") of the second part.


WHEREAS:

(A) The Company wishes to appoint TIML as investment manager of the Company on the terms and conditions hereinafter set forth.

(B) TIML is a member of IMRO and as such regulated by IMRO in the conduct of investment business.

NOW THEREFORE THE PARTIES HEREBY AGREE as follows:-

1.   APPOINTMENT
1.01 The Company hereby appoints TIML as investment manager of the Company and its subsidiaries and TIML agrees to such appointment ("appointment"). In this capacity TIML shall manage the assets of the Company and its subsidiaries ("the Assets").

1.02 TIML agrees to act as investment manager on the terms of this Agreement.

1.03 This Agreement shall commence on 12 March, 1996 (the "Commencement Date") notwithstanding the date of this Agreement and shall take immediate effect with respect to the Assets the initial value of which shall be equal to the net proceeds of the placing of up to 20,000,000 shares in the Company pursuant to a prospectus to be issued by the Company and dated 1 March 1996 ("the Prospectus").


2.   AUTHORITY OF TIML
2.01 During the continuance of TIML's appointment hereunder, TIML shall have full authority without prior reference to the Company to manage, invest, realise and reinvest the Assets in accordance with the Investment Objective and Policies, Investment Restrictions and Dividend Policy as set out in the Prospectus and subject to any restrictions set out in the Prospectus or in the Articles of Incorporation of the Company or imposed by Luxembourg law and further subject to any amendment or variation made in accordance with Clause 2.02.

2.02 (a) Subject to Clause 2.01, TIML shall have complete discretion, without prior reference to the Company, to purchase and sell investments and otherwise to manage the Assets in such manner as TIML may determine.

     (b) Any variations in the Investment Objective and Policies, Investment Restrictions and Dividend Policy shall be made by the Directors (as defined in the Prospectus) and shall be notified in writing by or on behalf of the Company to TIML.

     (c)  The   Company   may  also  give  TIML  specific   prior
          instructions to buy, sell or retain any investment, or exercise (or refrain from exercising) any rights in respect of any investment.

2.03 (a) TIML shall not be liable to the Company or its subsidiaries in any way and the Company will not be entitled to terminate this Agreement (otherwise than in accordance with Clause 9) by reason of the Investment Objectives not being achieved otherwise than by reason of TIML not adhering to the Investment Objective and Policies and Dividend Policy of the Company.

     (b) TIML shall in no way be responsible for any loss or depreciation in the value of any of the Assets which may arise by reason or in consequence of the exercise or non-exercise of the powers, duties and discretion hereby given or undertaken by TIML unless such loss or depreciation shall arise by reason of the fraud or negligence of TIML or any of TIML's officers or staff or the officers or employees of any Associate nor shall TIML be responsible for any loss resulting from the acts, omissions or insolvency of any broker, trader, market maker or other dealer or any custodian, sub-custodian, depository, agent or nominee unless acting in accordance with TIML's instructions.

2.04 The Company acknowledges that unless the Company gives prior written notice to TIML in accordance with the terms of this Agreement of any intended restriction:

     (i) the Company places no restrictions on any type of investment which TIML may include in the Assets at any time, other than in terms of Clause 2.01;

     (ii) there are no restrictions on the markets on which the Company wishes transactions to be effected by TIML on the Company's behalf, other than in terms of Clause
          2.01; and

     (iii)there  is no restriction made by the Company  on
          the amount of any one investment or on the proportion of the Assets which any one investment or any particular kinds of investment may represent, other than in terms of Clause 2.01.

2.05 The day to day management of the Assets shall be carried out by one or more of TIML's designated staff or officers who may be required, at the Company's expense, to attend meetings with the Company to discuss the Investment Objective and Policies, Investment Restrictions and Dividend Policy of the Company.

2.06 TIML may in performing TIML's services hereunder ("services") use such broker, trader, market maker or other dealer (in either case including any Associate) as TIML may select and any systems of settlement or delivery appropriate to the investment concerned.

2.07 For purposes of performing its services hereunder, TIML shall be entitled to appoint an investment adviser to act as its investment adviser and to provide it with investment advice which shall include, but not be limited to, sharing market information, assisting in the selection of investments and providing consultation services as required and initially TIML shall retain as investment adviser, for an initial period of one year, Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., Broward Financial Centre, Ft. Lauderdale, Florida 33394-3091, USA and TIML shall also be entitled to retain the services of other sub-advisers or consultants as and when TIML considers it appropriate to do so and initially TIML shall retain Global Fund Management S.A., 5/1 Ulitsa Leo Tolstoy, Moscow 119862, Russia and ICFI-Moscow Partners, 3rd Fronzenskaya 6, Moscow 119279, Russia as sub-advisers to provide it with services including but not limited to furnishing advice and making recommendations regarding the purchase and sale of securities traded in the markets in which the Company operates, providing statistical, research and other factual data, identifying regulatory and other applicable governmental requirements and monitoring the execution and settlement of transactions.

2.08 TIML will provide, on receipt of reasonable notice from the Company, access to all books of account and records which are within TIML's possession and control relating solely to the Assets as the Company may reasonably require.

3.        REGULATORY STATUS
3.01      TIML   is  a  member  of  Investment  Management  Regulatory
          Organisation Limited ("IMRO") and is regulated by IMRO in carrying on TIML's investment business.

3.02 TIML shall use its best endeavours to maintain its status as an authorised person for the purposes of the Financial Services Act 1986.

3.03 In accepting this Agreement, the Company confirms that the Company has the status of a Non-private Customer (as defined in the Rules of IMRO ("IMRO Rules")) in relation to the services which TIML shall provide. Unless the context otherwise requires, terms defined in the IMRO Rules shall have the same meanings in this Agreement.

3.04 The regulatory matters that IMRO require TIML to include in this Agreement as well as other matters that apply to TIML's appointment are set out in Schedule 2 hereto but are subject always to Clause 2.

4.        FEES AND EXPENSES
4.01 The fee ("Management Fee") which the Company shall pay as consideration for TIML's services together with VAT (if applicable) or any similar tax where appropriate is set out in Schedule 1 hereto. The Management Fee shall be payable quarterly in arrears on the Relevant Date(s) (as defined in paragraph 4 of Schedule 2) and TIML shall submit quarterly invoices to Templeton Global Strategic Services S.A. as the Administrator ("the Administrator") of the Company within 14 days following the Relevant Date(s). The Company or the Administrator shall either send or otherwise provide TIML with a cheque in respect of the Management Fee within three business days of submission of each quarterly invoice, failing which TIML is authorised to draw the relevant sum from the cash held within the Assets.

4.02 Subject to Clause 4.03, TIML will pay the costs incurred by TIML in connection with the services out of TIML's remuneration and the fees of any investment adviser, sub-adviser or consultant it engages .

4.03 TIML shall not be liable to bear the following expenses, which shall be for the Company's account:-
     (a) stamp duties, taxes, governmental charges, brokerage, commissions, penalties, transfer fees, registration fees and other charges payable in respect of the acquisition, holding or realisation of, or income
          arising  on  the  Assets  including  charges  for   the
          transfer of Assets or delivery instructions by telex, facsimile, cable or telephone;

     (b) interest on and charges and expenses of arranging, and arising out of, all or any borrowings made on behalf of the Company in accordance with this Agreement;

     (c) any charges or expenses of any bank, nominee or custodian in connection with the safe custody of the Assets;

     (d) any directors' fees and expenses, it being understood that there are no such fees payable initially;

     (e) any charges in connection with the safe custody, insurance (including premiums) of any Asset;

     (f) the Company's audit fees and legal expenses incurred in connection with its corporate existence and corporate and financial structure of the Company and relations with its shareholders and third parties and all other professional fees incurred by it;

     (g)  costs and expenses of advertising and publicity; and

     (h) any other expenses that TIML incurs in carrying out its duties as the Directors may authorise as being payable or reimbursable by the Company.

5.   LIABILITY AND INDEMNITY
5.01 To the extent permitted by law, TIML, in TIML's capacity as investment manager, shall not be liable for any loss suffered by the Company unless such loss arises from TIML's negligence, bad faith or wilful default.

5.02 The Company shall indemnify and hold TIML harmless against all costs, claims, demands or expenses which may be brought against or incurred or suffered by TIML by reason of TIML's performance of TIML's duties hereunder and shall ratify and confirm all lawful acts and things done by TIML in the performance of TIML's duties hereunder. The indemnity shall extend to any such claim arising as a result of loss, delay, misdelivery or error in transmission of any communication or as a result of acting upon any forged transfer, but not to any claim arising from any negligence, bad faith or wilful default by TIML.

5.03 TIML shall exercise all reasonable care and diligence in the choice of counterparties. In the event that any counterparty  fails to account to TIML or the Custodian  for any Assets for whatever reason, TIML shall take all reasonable steps in TIML's power to pursue, on behalf of and at the Company's expense, all appropriate legal remedies against such counterparty to recover such Assets or obtain compensation. Subject thereto, TIML shall not be liable for any such failure to account unless and to the extent that TIML has been negligent or wilfully in default in TIML's choice of counterparties.

5.04 TIML may in the performance of TIML's duties and in the exercise of TIML's powers and discretions hereunder act by responsible officer(s) and, provided it is reasonable for TIML so to do in the circumstances, may instruct, act by, or rely upon the opinion or advice or any information or services provided by any broker, lawyer, valuer, accountant or other consultant or expert whether reporting to the Company or TIML or not and TIML shall not be responsible for any loss occasioned because of so acting in good faith.

5.05 TIML shall not be liable for anything done or suffered by TIML to be done in good faith in accordance with or in pursuance of any of the Company's requests or instructions as set out in paragraph 12 of Schedule 2 hereto.

5.06 Provided that TIML shall have used all reasonable care in the appointment, instruction, supervision and control of any person, firm or corporation to supply services in connection with TIML's duties hereunder, TIML shall be entitled to rely on any advice or information or services provided by such person, firm or corporation (including any adviser, sub-adviser or consultant it engages pursuant to Clause 2.07) without liability to the Company for any loss suffered by the Company as a result thereof provided that (a) it was reasonable for TIML to rely on such advice, information or services in the circumstances and (b) this sub-Clause shall not be interpreted as permitting any delegation by TIML of TIML's duties hereunder as the investment manager of the Assets.

5.07 TIML shall not be required to take any legal or other action which might make TIML liable for the payment of money or liable in any other way, unless TIML is fully indemnified to TIML's reasonable satisfaction for all TIML's reasonable costs, liabilities and expenses, as a pre-requisite to taking action.

6.   ASSIGNMENT
6.01 Neither the Company nor TIML shall assign, transfer or novate any rights or obligations under this Agreement without the prior written consent of the other.

7.   NOTICES
7.01 Unless otherwise provided, any communication or other notice to be given by the Company or TIML shall be given in writing, or orally and thereafter confirmed in writing.

7.02 Any such communication or other notice shall be deemed to be given if delivered by hand or posted first class post prepaid in the UK and air mail if outside the UK or sent by facsimile transmission by the party giving notice to the address of the other party as set out above or to such other address as may from time to time be notified in writing to it by the other party. Such communication or other notice so posted shall be deemed to have been duly received
     48 hours (if posted and received within the UK) and 120 hours (if posted and/or received outside the UK using airmail) after it is posted and any such communication or notice delivered or given by facsimile transmission shall be deemed given upon delivery or transmission and in proving service it shall be sufficient to prove that the envelope containing the communication on other notice was properly addressed and posted or, as the case may be, that it was delivered to the correct address, or that it was sent by facsimile transmission to the correct number.
8.   JURISDICTION
8.01 This  Agreement  shall  be  subject  to  and  construed   in
     accordance with the law of England. Disputes shall be subject to the jurisdiction of the English Courts to which the Company and TIML submit.

9.   TERMINATION
9.01 (a) The Company shall not terminate TIML's appointment during the life of the Company except where the Company resolves to do so at a general meeting of the Company by a shareholder resolution with a majority consisting of 75% or more of the total number of votes cast for and against such resolution .

     (b) TIML shall be entitled to terminate its appointment by giving the Company not less than 90 days notice in writing so as to expire at any time after the first anniversary of the Commencement Date, but only in circumstances where TIML has selected another investment manager for the Company who is acceptable to the Directors and who has agreed to enter into an investment management agreement with the Company to take over the responsibilities as the investment managers of the Company.

9.02 Either the Company or TIML may terminate this Agreement immediately without penalty by notice in writing to the other if:-
     (a) an order is made or an effective order is made or resolution is passed for the winding-up of the other party otherwise than for the purpose of its amalgamation or reconstruction on terms approved in advance in writing by the first party which approval shall not be unreasonably withheld or delayed; or

     (b)  the  other party shall become or be declared insolvent;
          or

     (c) a receiver of the other party or any of its assets is appointed; or

     (d) the other party commits a material breach of the Agreement.


9.03 This Agreement shall terminate immediately if TIML fails to maintain TIML's status as an authorised person for the purposes of the Financial Services Act 1986 (as amended) in relation to this Agreement PROVIDED THAT in the event of TIML temporarily ceasing to maintain its status as such an authorised person in circumstances previously approved in writing by the Company shall not result in the termination of this Agreement.

9.04 Termination shall not affect any action taken by TIML and permitted under this Agreement, prior to the date of termination or any warranty or indemnity given by the Company under this Agreement or implied by law and shall be without prejudice to any other rights, obligations or remedies of either the Company or TIML in respect of any matters arising under this Agreement prior to such termination. Termination will be without prejudice to the completion of transactions already initiated which will be completed by TIML as soon as practicable.

9.05 On termination by either the Company or TIML, TIML shall be entitled to receive from the Company all fees, costs, charges and expenses arising under this Agreement up to the date of termination including any additional expenses necessarily incurred in settling outstanding obligations or terminating this Agreement whether they occur before or after the date of termination.

9.06 If the Company wishes to give less notice than provided for in Clause 9.01, it is agreed that, in consideration of TIML's accepting a lesser period of notice, the Company shall pay to TIML on the expiry of such agreed shorter period of notice any remuneration remaining due and unpaid in respect of TIML's services and an amount (together with Value Added Tax) equal to the remuneration which would have been payable to TIML in respect of the period by which the agreed shorter period of notice is less than the full period of notice, based on the Net Asset Value of the Company pursuant to the provisions of paragraph 2 of
     Schedule 1 hereto.

9.07 Upon termination hereof by either party and for whatever reason the Company hereby agrees if requested to do so by TIML to commence the procedures necessary to change its name to a name unconnected with TIML or any Associate as at the date hereof and to use its best endeavours to obtain the consent of its shareholders to the change of name if necessary.

10.  CONFIDENTIALITY
10.01 Neither the Company or TIML shall disclose to any person (except with the Company's authority or unless required by law or any regulatory authority) any information relating to the business, assets or finances or other matters of a confidential nature of the other party which it may have in its possession during the period of this Agreement.

     IN WITNESS WHEREOF this Agreement typewritten on this and the nine preceding pages together with the two Schedules annexed on pages 11 to 18 has been entered into the day and year first above written:

Signed for and on behalf of
the said TEMPLETON RUSSIAN
AND EASTERN EUROPEAN DEBT FUND
by:

/s/ Charles E. Johnson ..... Director
Charles E. Johnson.......... Full Name

/s/ J. Mark Mobius...........Director/Secretary
J. B.  Mark Mobius.............. Full Name


Signed for and on behalf of
the said TEMPLETON INVESTMENT
MANAGEMENT LIMITED by:

/s/ D. W. Adams  ........... Director
Douglas William Adams....... Full Name


/s/ Gerard W. Kerr...........Director/Secretary
Gerard William Kerr......... Full Name


                           SCHEDULE 1
 referred to in Clause 4 of the foregoing Investment Management
                            Agreement

                         Management Fee



1. The Management Fee payable to TIML under this Agreement shall be in respect of successive annual periods (or parts of such periods) beginning on the Commencement Date.

2. The Management Fee shall be payable at the rate of 1.85 per cent per annum of the Net Asset Value of the Company (as defined in the Prospectus and determined in accordance with the valuation principles referred to in paragraph 4(d) of
     Schedule 2) and shall be payable quarterly in arrears at the Relevant Date(s) (together with any applicable Value Added Tax) on the basis of the average of the Net Asset Value of the Company on each weekly Valuation Date (as defined in the Prospectus) in the period from the last Relevant Date down to the Relevant Date concerned except in connection with the first period where the average will be calculated from the Commencement Date and the last period where the average will be calculated down to the date of termination.

3.   TIML  shall compute the amount of the Management Fee  based on  information  supplied  by the Administrator  and  shall
     submit   invoices to the Company for payment in  accordance
     with Clause 4.01 of the Agreement.

4. If for any reason the period for which a payment is due is less or more than a complete quarter, the part of the remuneration attributable to the number of whole weeks in such quarter shall be based on the average of the Net Asset Value of the Company on each weekly Valuation Date during such number of whole weeks and for any remaining period of less than one week shall be 1/7th part of the aggregate of the Management Fee payable for such week .

5. The value of any holdings in investment trusts, unit trusts, funds and similar schemes, both closed and open-ended, which are managed by TIML or any Associate of TIML shall be excluded from the value of the Assets for the purpose of calculating the Management Fee.



                           SCHEDULE 2
     referred to in Clause 3.04 of the foregoing Investment
                      Management Agreement


1.   Contingent Liability Transactions

     (a) The services to be provided by TIML shall include effecting, without prior reference to the Company, Contingent Liability Transactions (being transactions relating to Futures, Options and Contracts for Differences (within the meaning of Schedule 1 to the Financial Services Act 1986) or to any right or interest in such an investment) and transactions in units in Unregulated Collective Investment Schemes. Margins and payments for Contingent Liability Transactions may be made in the form of cash or other investments of the Company provided that TIML may not commit the Company to any obligation which would at the time of commitment be in breach of any limits or restrictions set out in the Prospectus or in the Articles of Incorporation of the Company or imposed by Luxembourg law. TIML will have discretion as to the circumstances in which TIML may, without reference to the Company, make contractual or other arrangements to settle or close out obligations entered into in accordance with this paragraph.

     (b) TIML may effect Contingent Liability Transactions with or for the Company otherwise than under the rules of a Recognised or Designated Investment Exchange and in a contract traded thereon if TIML is permitted to do so under Rule 3.13(1) of Chapter II of the IMRO Rules.

2.        Complaints

     (a)  TIML   has   in  operation  a  written  procedure   in
          accordance with the Rules of IMRO for the effective consideration and proper handling of complaints from customers.

     (b) Any complaint by the Company arising from the services performed by TIML hereunder should be notified in writing to TIML's Compliance Officer who will investigate it and give his response. Once a complaint has been responded to in writing, if no indication has been received from the Company that the Company are not satisfied with the response, then after four weeks from the date of response TIML may treat the complaint as settled and resolved. The Company shall at all times have the right to complain directly to the Investment Ombudsman and shall inform TIML of the terms of any complaint the Company make direct to the Investment Ombudsman at the time such complaint is made. The foregoing shall be without prejudice to the provisions of the said Agreement.

     (c) The Company may request, and TIML shall provide as soon as reasonably practicable thereafter, a statement describing the Company's rights to compensation in the event of TIML's inability to meet any liabilities to the Company.



3.   Soft Commission Arrangements

     TIML does not intend to effect transactions with or through the agency of another person with whom TIML has an arrangement under which that other person will from time to time provide or procure for TIML or an Associate services or other benefits, the nature of which are such that their provision results, or is designed to result, in the improvement of TIML's or such Associate's performance in providing services for its clients or customers and for which TIML or such Associate make no direct payment but instead undertakes to place business (including business on behalf of TIML's or such Associate's customers, including the Company) with that person.

4.   Periodic Statements

     (a)  TIML  shall arrange for the Administrator to  send  to the Company written periodic statements of the composition and value of the Assets within five business days of the dates specified below (the "Relevant Dates" and individually a "Relevant Date") as follows:

          (i)  quarterly statements as at 31 March, 30 June,  30
               September and 31 December in each year;

          (ii) an  annual statement as at 31 March in each year;
               and

          (iii) a final statement on the date of termination of this Agreement.

          TIML shall also arrange for the Administrator to send to the Company further such periodic statements on a weekly basis

     (b) For the avoidance of doubt the parties hereto agree that the relevant provisions of the IMRO Rules as to the content of periodic statements shall not apply.

     (c) The valuations referred to in the foregoing paragraphs shall (unless otherwise agreed with the Company) be determined by the Administrator in conjunction with TIML in accordance with the valuation principles to be applied in determining the Net Asset Value of the Company as described under the heading of "Valuation of Net Assets" in Part VI of the Prospectus, as from time to time amended.

     (d) TIML or the Administrator on behalf of TIML shall submit the contract notes and other details of transactions in respect of the Assets to the Company not later than the end of each calendar month or as soon as reasonably practicable thereafter.

          (e) TIML should provide the Company with such other periodic reports as may be agreed upon from time to time.

5.        Stabilisation

     The Company agrees that TIML has the right to effect transactions in accordance with Rule 3.2(2) of Chapter II of the IMRO Rules in investments the prices of which may be subject to stabilisation.

6.   Borrowings

     Subject to the restrictions on borrowings set out in the Prospectus and the Articles of Incorporation of the Company, TIML may commit the Company and its subsidiaries to supplement the Assets either by borrowing on the Company's behalf in connection with repurchases of shares of the Company or tender offers or to pay dividends or distributions required for tax purposes or for other temporary purposes that are for facilitating timely settlement of investment and foreign exchange transactions, whether or not on the security of documents of title or documents which evidence title to the Assets, or otherwise that commit the Company to a contract the performance of which may not be possible without such a supplement when TIML consider such supplement to be appropriate for the purpose of carrying out the Investment Objectives in respect of the Assets.

7.   Underwriting

(a) TIML shall be entitled to commit the Company to any obligation to underwrite or sub-underwrite any issue or offer for sale of securities without any restriction on the categories of securities which may be so underwritten or any financial limits on the extent of such underwriting, except as otherwise stated in the Agreement.

(b) TIML may without prior reference to the Company acquire or dispose of investments for the account of the Assets of which an issue or offer for sale was underwritten, managed or arranged by TIML or an Associate thereof during the preceding twelve months.

8.   Custodian

     (a) TIML is not authorised either to accept delivery of cash or securities of the Company or its subsidiaries or to establish or maintain custodial arrangements for the Assets.

     (b) In particular, the Company shall direct the Custodian to segregate the Assets and to invest, realise and reinvest them in accordance with the directions given by TIML. Such directions shall be transmitted in a manner to be agreed between the Custodian and TIML.

     (c) Subject to paragraph (d) below, investments comprised in the Assets shall be registered in the Company's name or in the name of a subsidiary of the Company or the name of the Custodian or in the name of a nominee company which is a subsidiary of the Custodian or in such other manner as may be agreed to by the Company from time to time.

     (d) Investments comprised in the Assets which are issued under the laws of any country or state outside the United Kingdom shall be registered either in the
          Company's name or in the name of a subsidiary of the Company or the name of the Custodian or of a subsidiary of the Custodian or in the name of such other bank, trustee company or nominee company as may be agreed from time to time by the Company, and the bank or company concerned shall be entitled to charge the Company at its normal rates for the provision of such nominee services.

     (e) The provisions of paragraphs (c) and (d) above shall apply to investments in bearer form and to documents of title to investments as though references to the deposit of such investments or documents of title with any such company as may be specified in those paragraphs were in each case substituted for references in the said paragraphs to the registration of investments in the name of such company.

     (f) Except with the Company's prior consent in writing, no investment, money or other assets comprised in the Assets nor any document of title thereto shall be lent to or deposited with any person (whether by way of security or otherwise) other than a subsidiary of the Company or as provided

          (i)  in  the preceding provisions of this paragraph 8;
               or

          (ii) in the case of money, paragraph 10 below.

     (g) TIML does not accept liability for any act, default or omission on the part of the Custodian or any subsidiary of it or agent thereof or any other bank, trustee company, depositories, nominee company or other person in whose name or with whom any investment or documents of title may at any time be registered or deposited.

     (h) Subject to the foregoing provisions of this paragraph, TIML will be entitled to instruct the Custodian or such other bank, trustee company, nominee company or other person in whose name or with whom any investments or documents of title have been registered or deposited to make delivery of such documents of title when settling transactions.

     (i) TIML will take all reasonable steps to reclaim or, as appropriate, to assist the Custodian to reclaim all refunds which shall be due of tax paid by way of deduction from dividends and interest or otherwise in respect of the Assets.

9.             Voting and Other Rights Of Investments

     (a) TIML shall be entitled at TIML's discretion and without prior reference to the Company to exercise or refrain from:-

          (i) exercising (or leave unexercised) voting and other rights, privileges and options attaching to or in any way arising in connection with any of the investments comprised in the Assets;

          (ii) making payment in respect thereof, charging or deducting the amounts paid to the Company or its subsidiaries;

          (iii)       consenting   to,   or  participating   in,
               liquidations,   reorganisations,   amalgamations,
               mergers   and  sales,  affecting   any   of   the
               investments in the Assets; and

          (iv) in    such    connection   paying    assessments,
               subscriptions and other sums, and charge the amounts paid or payable to the Company or its subsidiaries.

          Provided that the Company reserves the right at the Company's discretion to direct TIML how to exercise any such rights in relation to any particular investment and TIML hereby undertakes to comply with any such direction.

     (b) For the purposes of paragraph (a), voting rights shall be deemed to include not only the right to vote at a meeting but any consent to or approval of any arrangement, scheme or resolution or any exercise of, alteration in or abandonment of any rights attaching to any investment comprised in the Assets and the right to requisition or join in a requisition to convene any meeting to give notice of any resolution or to consent to any short notice of a meeting or to demand or join in demanding any poll at a meeting.

10.  Bank Accounts

     Any money which is at any time comprised in the Assets shall be placed to the credit of one or more bank accounts, which may be with a branch in the United Kingdom or overseas. Money so deposited shall be held in the Company's name and accordingly shall not be client money for the purposes of the Financial Services (Clients' Money) Regulations 1991 (as such Regulations may be amended or re-enacted). The Company shall grant mandates in TIML's favour with regard to the operation of such accounts so as to permit TIML to perform TIML's duties under the Agreement.

11.  Material Interests And Conflicts Of Interest

     (a) TIML may effect, without prior reference to the Company, transactions with or for the Company in which TIML has directly or indirectly a material interest (other than an interest arising solely from TIML's participation in the transaction) or a relationship of any description with another party which may involve a conflict with TIML's duty to the Company, except that TIML shall not invest any part of the Assets in any investment trust company or Collective Investment Scheme managed by TIML or any Associate of TIML without prior notification to the Company. For the avoidance of doubt, in providing its services to the Company, TIML may use any broker, trader, market maker or other dealer from whom TIML receives advice or other services in accordance with Clause 2.07 of the Agreement.

     (b)  TIML  or  any  Associate may without  prior  reference
          (other than in respect of any transaction within the exception stipulated in paragraph (a) hereof) to the Company:-

          (i) sell an investment to, or buy an investment from, the Company for the account of the Assets as a principal or as an agent (including as agent for an Associate) or on behalf of another of TIML's clients; and

          (ii) have directly or indirectly a material interest of any description, or have a relationship with another person such as to place TIML or it in a position where TIML's or its duty to or interest in relation to that other person conflicts or may conflict with TIML's or its duty to the Company; or

          (iii) act both as an agent for the Company and also as an agent for the counterparty,

          (iv) enter into a transaction jointly on the Company's behalf and on behalf of other person(s) for whom TIML act as investment manager.

          The terms of any such transaction shall be determined by TIML or the Associate, or, as the case may be, agreed with the other principal concerned taking into account the normal profits of any third party in respect of such a transaction provided that TIML or the Associate reasonably believes that the terms of the transaction is no less favourable to the Company than it would have been had it been a transaction at arm's length with a third party which is not an Associate in the open market.

     (c) Notwithstanding Clause 6.01 of the Agreement TIML may, in TIML's absolute discretion, without prior reference to the Company, instruct as TIML's agent any Associate to arrange any transaction in connection with the management of the Assets.

     (d) Subject to the other provisions of the Agreement, TIML may acquire or dispose of units for the account of the Assets in any Collective Investment Scheme operated or advised by TIML or any Associate thereof or investment company which is, or the custodian, trustee or manager of which, is, an Associate.

     (e) Any transaction in investments in Collective Investment Schemes will be effected at the relevant price quoted by the operator of the scheme (subject to TIML's duty of best execution if more than one price is quoted).

     (f) Subject as provided in paragraph (a) above, any Associate of TIML may retain any commission, the benefit of any mark-up or mark-down or any other sum derived from any transaction carried out for the Company in any Collective Investment Scheme managed by an Associate in accordance with this paragraph and neither TIML nor any Associate shall be liable to account to the Company for any profit, commission, brokerage or other remuneration made or received from or by reason of any transaction or any connected transaction in relation to the Assets whether from any other client of TIML's or an Associate or otherwise, and accordingly the Management Fee set out in Schedule 1 shall neither be supplemented nor abated by reason of any such commission, profit, brokerage or other remuneration.

     (g) Neither TIML nor any Associate shall be required to disclose to the Company details of any amounts TIML or they receive from transactions effected under this Agreement (other than amounts expressly charged to the Company) nor details of any connected transaction nor of any other customer or counterparty involved in a transaction.

     (h) Nothing in this Agreement shall be deemed to limit or restrict TIML's right, or the right of any of its officers, directors or employees, to engage in any other business or to devote time and attention to the management or other aspects of any business, or to render investment management services or services of any kind to any other client.

     (i) The Company acknowledges that TIML provides investment management services to numerous other private accounts. The Company also acknowledges that TIML may give advice and take action with respect to any of TIML's other clients or for TIML's own account which may differ from the timing or nature of action taken by TIML with respect to the Assets.

     (j) Nothing herein contained shall prevent TIML, TIML's directors or employees or any Associate of TIML from buying, holding and dealing in any investments upon their own account, notwithstanding that the same or similar investments may be held for the account of the Assets and no such person shall be liable to account for any benefit to the Company by reason of such interest.

     (k) Nothing in this Agreement shall impose upon TIML any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Assets, any security which TIML, or TIML's shareholders, directors, officers, employees or Associates may purchase or sell for its or their own account(s) or for the account of any other client.

12.  Authorised Signatories and Instructions

     (a) The Company shall, at TIML's request, provide TIML with:

          (i)  any  authority necessary to enable TIML to fulfil
               TIML's obligations under this Agreement; and

          (ii) a list and description of authorised persons from whom TIML may accept instructions, together with specimen signatures of such persons.

     (b) The Company may give TIML instructions from time to time by way of a letter (receipt of which instructions
          TIML shall acknowledge in writing).

     (c) TIML are authorised to rely on, may act on and treat as fully authorised by the Company, any instruction, confirmation or communication which purports to have been given (and which is accepted by TIML in good faith as having been given) by or on behalf of the persons notified by the Company from time to time to TIML as being authorised to instruct the Company by whatever means transmitted and whether or not in writing and notwithstanding that it shall subsequently be shown that the same was not given, signed or sent by an authorised person and, unless TIML shall have received written notice to the contrary, whether or not the authority of such person shall have been terminated.

     (d) TIML may, if TIML so wishes, request instructions from the Company in regard to any particular transaction which it proposes to effect or generally and may refrain from effecting such proposed transaction or any transaction until TIML shall have received instructions, in writing if so requested.


     /s/ Charles E. Johnson             /s/ J. Mark Mobius
     ______________________             __________________
     Charles E. Johnson                  J. Mark Mobius



     /s/ D. W. Adams                    /s/ Gerard W. Kerr
     _______________                    __________________
     D. W. Adams                        Gerard W. Kerr